                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JUNE 6, 2000
                                  ------------
                (Date of Report--Date of Earliest Event Reported)



                                D.R. HORTON, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)




         DELAWARE                      1-14122                  75-2386963
         --------                      -------                  ----------
(State or Other Jurisdiction)        (Commission               (IRS Emplyer
     of Incorporation)               File Number)           Identification No.)



           1901 ASCENSION BOULEVARD, SUITE 100, ARLINGTON, TEXAS 76006
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (817) 856-8200
                         -------------------------------
              (Registrant's Telephone Number, Including Area Code)


   ---------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.       OTHER EVENTS.

         Exhibit 1.1 hereto is the Underwriting Agreement, dated as of June 5, 2000, among D.R. Horton, Inc., the Guarantors named therein and Morgan Stanley & Co. Incorporated.

         Exhibit 4.1 hereto is the Tenth Supplemental Indenture, dated as of June 5, 2000, executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005 of D.R. Horton, Inc.

         Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(c)           EXHIBITS.

               1.1 Underwriting Agreement, dated as of June 5, 2000, among D.R. Horton, Inc., the Guarantors named therein and Morgan Stanley & Co. Incorporated.

               4.1 Tenth Supplemental Indenture, dated as of June 5, 2000, executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer and Trust Company, as Trustee, relating to the 10-1/2% Senior Notes due 2005 of D.R. Horton, Inc.

              12.1 Statement of computation of ratios of earnings to fixed charges.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2000


                                  D. R. HORTON, INC.



                                  By:          /s/ Samuel R. Fuller
                                     -------------------------------------------
                                                  Samuel R. Fuller
                                              Executive Vice President,
                                         Treasurer & Chief Financial Officer